UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 14, 2008
Belden Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-12561	36-3601505

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7701 Forsyth Boulevard, Suite 800
St. Louis, Missouri 63105

(Address of Principal Executive Offices, including Zip Code)
(314) 854-8000

(Registrant’s telephone number, including area code)
n/a

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
Item 8.01	Other Events.
Item 9.01	Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Exhibit 99.1 Press Release dated July 14, 2008.
Press Release

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
     Pursuant to the Indenture (the “Indenture”), dated as of April 20, 2007, between Belden CDT Inc. n/k/a Belden Inc. (the “Company”) and U.S. Bank National Association, as trustee, on July 14, 2008, the Company gave notice to the trustee and the holders that it has elected to redeem on July 31, 2008 (the “Redemption Date”) all $110,000,000 aggregate principal amount of the Company’s 4.00% Convertible Subordinated Debentures due July 15, 2023 (the “Debentures”) for cash at a price equal to $1,001.78 per $1,000 principal amount of Debentures (the “Redemption Price”). The Redemption Price consists of $1,000 accreted value as of the Redemption Date plus $1.78 of accrued and unpaid interest to, but excluding, the Redemption Date, which will be paid to any holders of Debentures that remain outstanding on that date. On July 11, 2008, the last reported sale price of the Company’s common stock was $30.32.
     In accordance with the Indenture, Debentures called for redemption may be surrendered for conversion into shares of the Company’s common stock at any time before the close of business on July 30, 2008, which is the business day prior to the Redemption Date. The current conversion rate is 56.8246 shares of the Company’s common stock per $1,000 principal amount of Debentures (representing a conversion price of $17.598 per share). Pursuant to the net settlement feature included in the Indenture, a portion of the conversion settlement amount will be paid in cash, with the remainder to be paid in shares of the Company’s common stock. Holders who want to convert Debentures must satisfy the requirements set forth in the Debentures. No payment will be made for interest accrued and unpaid on Debentures surrendered for conversion; however, cash will be paid in lieu of any fractional shares of the Company’s common stock upon conversion. After conversion of Debentures as described above, and the redemption of any remaining Debentures on the Redemption Date, none of the Debentures will remain outstanding.
Item 8.01. Other Events.
     The Company issued a press release on July 14, 2008 announcing the redemption. A copy of the press release is filed herewith as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

99.1	Press release, dated July 14, 2008.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELDEN INC.
Date: July 14, 2008	By:	/s/ Kevin L. Bloomfield
Kevin L. Bloomfield
Vice President, Secretary and General Counsel

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